SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant      [X]

Filed by a Party other than  [ ]
the Registrant


Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the
     Commission Only (as
     permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant
     to Section240.14a-11(c) or
     Section240.14a-12

FIDELITY ADVISOR KOREA FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below
     per Exchange Act Rules
     14a-6(i)(1) and 0-11.

     (1)                            Title of each class of
                                    securities to which
                                    transaction applies:

     (2)                            Aggregate number of
                                    securities to which
                                    transaction applies:

     (3)                            Per unit price or other
                                    underlying value of
                                    transaction computed pursuant

                                    to Exchange Act Rule 0-11
                                    (set forth the amount on
                                    which the filing fee

                                    is calculated and state how
                                    it was determined):

     (4)                            Proposed maximum aggregate
                                    value of transaction:

     (5)                            Total fee paid:

[ ]  Fee paid previously with
     preliminary materials.

[ ]  Check box if any part of the
     fee is offset as provided by
     Exchange Act Rule 0-11(a)(2)
     and

     identify the filing for which
     the offsetting fee was paid
     previously. Identify the
     previous

     filing by registration
     statement number, or the
     Form or Schedule and the
     date of its filing.

     (1)                            Amount Previously Paid:

     (2)                            Form, Schedule or
                                    Registration Statement No.:

     (3)                            Filing Party:

     (4)                            Date Filed:


FIDELITY ADVISOR KOREA FUND, INC.

TELEPHONE VOTING SCRIPT

Introduction

HELLO, MR./MS. (STOCKHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY
MAILING THEY SENT YOU REGARDING THE   FIDELITY ADVISOR KOREA FUND.
I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE THE IMPORTANT PROPOSALS THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT. I AM CALLING YOU TO ENCOURAGE YOU TO VOTE YOUR PROXY IF YOU HAVE NOT YET DONE SO.

HAVE YOU RECEIVED THE FIDELITY ADVISOR KOREA FUND PROXY MATERIAL? THE PACKAGE WAS MAILED IN LATE APRIL. (Describe the mailings to the stockholder if he/she does not recall it ==> 6"x9" envelope with yellow and black bar down the side.)

If NO: Confirm stockholder's address for the purpose of sending proxy materials.

Q: COULD I PLEASE CONFIRM YOUR ADDRESS FOR THE PURPOSE OF SENDING PROXY MATERIALS TO YOU?

(If address is incorrect, please write down correct address at end of script under "Comments" and forward to Fidelity.)

Tell the stockholder that a new package will be mailed to him/her. Ask the stockholder to review the material upon receipt and vote his/her shares by signing, dating and mailing the proxy card in the return envelope provided, before the stockholder meeting on June 14. Thank the stockholder for his/ her time. (End phone call.)

I WILL HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE STOCKHOLDER MEETING SCHEDULED FOR JUNE 14. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)

IF YES:          Q: HAVE YOU REVIEWED THE
                 MATERIAL?

IF NO:           PLEASE REVIEW THE MATERIAL AT
                 YOUR EARLIEST CONVENIENCE
                 AND VOTE YOUR
                 SHARES BY SIGNING, DATING
                 AND MAILING THE PROXY CARD
                 IN THE RETURN
                 ENVELOPE PROVIDED, TO ENSURE
                 THAT YOUR VOTE IS COUNTED AT
                 THE STOCKHOLDER
                 MEETING SCHEDULED ON JUNE 14.

IF YES:          DO YOU HAVE ANY QUESTIONS?

IF YES:          ONLY ANSWER QUESTIONS USING
                 THE PROXY MATERIAL.
                 (APPROVED Q&A UNDER
                 SEPARATE COVER). (DO NOT
                 GUESS). IF THE STOCKHOLDER
                 HAS QUESTIONS THAT
                 ARE ACCOUNT-SPECIFIC AND
                 OUTSIDE THE SCOPE OF THE
                 PROXY STATEMENT, ASK IF
                 THEY WOULD LIKE TO BE
                 TRANSFERRED TO A FIDELITY
                 REPRESENTATIVE.

IF YES:          CONFERENCE IN FIDELITY AT
                 1-800-522-7297, INTRODUCE
                 THE CUSTOMER, AND
                 TRANSFER THE CALL. NOTE:
                 HOURS ARE 8:30AM-7PM EASTERN
                 TIME MONDAY
                 THROUGH FRIDAY (END CALL.)

                 I'D BE GLAD TO TRANSFER YOU
                 TO A FIDELITY REPRESENTATIVE
                 RIGHT NOW TO HELP
                 ANSWER YOUR QUESTIONS.
                 PLEASE HOLD WHILE I CALL
                 FIDELITY.  (ONCE FIDELITY
                 REP ANSWERS AND CUSTOMER IS
                 STILL ON HOLD ==> THIS IS
                 ______FROM DF
                 KING.  WE ARE ASSISTING
                 FIDELITY IN CALLING FIDELITY
                 ADVISOR KOREA FUND
                 STOCKHOLDERS TO ENCOURAGE
                 THEM TO VOTE THE PROXY THAT
                 WAS RECENTLY MAILED
                 TO THEM. I HAVE A
                 STOCKHOLDER ON HOLD AND THEY
                 HAVE FURTHER QUESTIONS I
                 AM UNABLE TO ANSWER. COULD
                 YOU PLEASE SPEAK TO HIM/HER?
                 (THEN
                 CONFEENCE CALL IN CUSTOMER
                 AND INTRODUCE CUSTOMER TO
                 FIDELITY REP
                 ==> HELLO, MR./MS. ______, I
                 HAVE ________ FROM FIDELITY
                 ON THE LINE
                 AND HE/SHE'LL BE HAPPY TO
                 HELP ANSWER YOUR QUESTIONS.
                 THANK YOU. (TRANSFER
                 CUSTOMER AND END CALL.)

IF NO:           POLITELY REFER THEM TO
                 FIDELITY AT 1-800-522-7297.
                 THANK THE STOCKHOLDER
                 FOR HIS/ HER TIME. (END
                 PHONE CALL.)

                 IF STOCKHOLDER SOUNDS HOSTILE:

                 THANK THE STOCKHOLDER FOR
                 HIS/ HER TIME. (END PHONE
                 CALL.)

                 OKAY, I WILL GIVE YOU
                 FIDELITY'S PHONE NUMBER IN
                 CASE YOU'D LIKE TO
                 CALL THEM AT ANOTHER TIME.
                 THE PHONE NUMBER IS
                 1-800-522-7297.
                 THANK YOU FOR YOUR TIME THIS
                 EVENING. (End call.)

IF NOT HOSTILE:  AFTER ANSWERING ALL
                 QUESTIONS, OFFER THE
                 STOCKHOLDER THE OPPORTUNITY TO
                 VOTE BY TELEPHONE. LET THE
                 STOCKHOLDER KNOW THAT YOU
                 WILL BE RECORDING
                 THE NEXT PART OF THE CALL,
                 TO ENSURE ACCURACY IN
                 HIS/HER VOTE. CONFIRM THE
                 STOCKHOLDER'S IDENTITY BY
                 HAVING HIM/HER REPEAT
                 HIS/HER FULL NAME, ADDRESS
                 AND THE LAST 4 DIGITS OF
                 HIS/HER SOCIAL SECURITY
                 NUMBER. RECORD THE
                 STOCKHOLDER'S VOTES ON THE 5
                 PROPOSALS.

                 IF THE STOCKHOLDER ASKS HOW
                 THE BOARD OF TRUSTEES VOTED,
                 INFORM HIM/HER THAT THE BOARD
                 OF TRUSTEES RECOMMEND A VOTE
                 IN FAVOR OF
                 ALL 5  PROPOSALS.

                 INFORM THE STOCKHOLDER THAT A
                 CONFIRMATION LETTER WILL BE
                 SENT TO HIM/HER,
                 WITH A PHONE NUMBER TO CALL
                 IF AN ERROR WAS
                 MADE IN RECORDING HIS/HER
                 VOTES, OR IF HE/SHE WISHES
                 TO CHANGE ANY OF HIS/
                 HER VOTES FOR ANY REASON.
                 THANK THE STOCKHOLDER FOR
                 HIS/HER TIME, AND END
                 THE PHONE CALL.

                 TO FACILITATE YOUR VOTING OF
                 THE PROXY, YOU CAN VOTE BY
                 TELEPHONE. IF YOU
                 WOULD LIKE TO VOTE BY
                 TELEPHONE, THE NEXT PART OF
                 OUR CALL WILL BE RECORDED.
                 THIS IS TO ENSURE ACCURACY
                 OF YOUR VOTES. ALSO, WE WILL
                 BE SENDING YOU A
                 CONFIRMATION LETTER FOR YOUR
                 RECORDS WITH A PHONE NUMBER
                 TO CALL IN CASE
                 ANY ERROR WAS MADE IN
                 RECORDING ANY OF YOUR VOTES,
                 OR IF YOU WISH TO
                 CHANGE ANY OF YOUR VOTES FOR
                 ANY REASON.

                 WOULD YOU LIKE TO VOTE BY
                 TELEPHONE?

                 IF NO: POLITELY REFER HIM/HER TO
                 FIDELITY AT 1-800-522-7297.
                 (END CALL)

                 IF YES: CONFIRM THE
                 STOCKHOLDER'S IDENTITY BY
                 HAVING HIM/HER REPEAT THEIR
                 FULL NAME, ADDRESS AND THE
                 LAST 4 DIGITS OF HIS/HER
                 SOCIAL SECURITY NUMBER.
                 RECORD THE STOCKHOLDER'S
                 VOTE ON THE PROPOSAL.

                 COULD I PLEASE HAVE THE LAST
                 FOUR DIGITS OF YOUR SOCIAL
                 SECURITY NUMBER? (If
                 it doesn't match, ask for
                 the last four digits of the
                 social security number
                 on the account.)

                 (IF CUSTOMER DOES NOT FEEL
                 COMFORTABLE GIVING ANY PART
                 OF HIS/HER SOCIAL
                 SECURITY NUMBER, EMPATHIZE
                 AND SAY THAT WE REQUIRE
                 IDENTIFICATION THROUGH
                 THIS METHOD TO TAKE A VOTE
                 OVER THE PHONE. IF THE
                 CUSTOMER IS STILL
                 UNCOMFORTABLE, EXPLAIN THAT
                 WHILE YOU CANNOT TAKE THE
                 VOTE OVER THE
                 PHONE, YOU CAN MAIL HIM/HER
                 PROXY MATERIALS AND THEY CAN
                 VOTE BY MAIL.)

                 I UNDERSTAND THAT YOU MAY
                 FEEL UNCOMFORTABLE GIVING
                 PART OF YOUR SOCIAL
                 SECURITY NUMBER OVER THE
                 PHONE. IT IS PART OF OUR
                 REQUIRED PROCEDURES,
                 HOWEVER, TO ENSURE PROPER
                 IDENTIFICATION BEFORE WE
                 TAKE ANY VOTES OVER THE
                 PHONE. IS THIS OK WITH YOU?
                 (If customer agrees, proceed
                 with vote. If
                 customer doesn't agree,
                 offer to send proxy
                 materials.)

                 AGREES TO GIVE LAST FOUR
                 DIGITS OF SSN:

                 NOW I WILL READ YOU THE 5
                 PROPOSALS AND ASK YOU
                 WHETHER YOU VOTE "FOR",
                 "AGAINST", OR "ABSTAIN".

                 FIDELITY ADVISOR KOREA FUND

                 PROPOSAL 1 IS TO ELECT A
                 BOARD OF DIRECTORS OF KOREA
                 FUND TO SERVE FOR
                 TERMS EXPIRING ON THE DATE
                 OF THE ANNUAL MEETING OF
                 STOCKHOLDERS IN 2001
                 OR UNTIL THEIR SUCCESSORS
                 ARE DULY ELECTED AND
                 QUALIFIED.

                 DO YOU VOTE "FOR", "AGAINST"
                 OR "ABSTAIN?"

                 PROPOSAL 2 IS TO RATIFY THE
                 SELECTION OF
                 PRICEWATERHOUSECOOPERS LLP AS
                 INDEPENDENT ACCOUNTANTS OF
                 KOREA FUND.

                 DO YOU VOTE "FOR", "AGAINST"
                 OR "ABSTAIN?"

                 PROPOSAL 3 IS TO APPROVE THE
                 REORGANIZATION OF KOREA FUND
                 AS AN OPEN-
                 END INVESTMENT COMPANY
                 PURSUANT TO AN AGREEMENT AND
                 PLAN OF
                 REORGANIZATION BETWEEN KOREA
                 FUND AND FIDELITY ADVISOR
                 SERIES VIII, A
                 MASSACHUSETTS BUSINESS
                 TRUST.  THE AGREEMENT AND
                 PLAN OF
                 REORGANIZATION PROVIDE FOR
                 THE TRANSFER OF ALL OF THE
                 ASSETS OF KOREA FUND
                 TO A NEWLY CREATED SERIES OF
                 THE TRUST, IN EXCHANGE FOR
                 CLASS A SHARES OF
                 BENEFICIAL INTEREST OF THE
                 NEW SERIES OF THE TRUST, AND
                 THE ASSUMPTION OF
                 KOREA FUND'S LIABILITIES BY
                 THE NEW SERIES OF THE TRUST,
                 UPON LIQUIDATION
                 AND DISSOLUTION OF KOREA FUND.

                 DO YOU VOTE "FOR", "AGAINST"
                 OR "ABSTAIN?"

                 PROPOSAL 4 IS TO MAKE KOREA
                 FUND'S CURRENT FUNDAMENTAL
                 65% "NAME
                 TEST" INVESTMENT POLICY
                 NON-FUNDAMENTAL.

                 DO YOU VOTE "FOR", "AGAINST"
                 OR "ABSTAIN?"

                 PROPOSAL 5 IS TO AMEND THE
                 FUNDAMENTAL INVESTMENT
                 LIMITATION CONCERNING
                 INDUSTRY CONCENTRATION TO
                 PERMIT KOREA FUND TO INVEST
                 UP TO 35% OF ITS
                 TOTAL ASSETS IN CERTAIN
                 INDUSTRIES.

                 DO YOU VOTE "FOR", "AGAINST"
                 OR "ABSTAIN?"

                 THANK YOU. AS I MENTIONED,
                 I'LL BE SURE TO SEND A
                 CONFIRMATION OF YOUR VOTE
                 TO YOU BY MAIL. THANKS FOR
                 YOUR TIME THIS EVENING. (End
                 call.)
                 DOES NOT AGREE TO GIVE LAST
                 FOUR DIGITS OF SSN:
                 UNFORTUNATELY, I WILL NOT
                  BE ABLE TO TAKE YOUR VOTE
                 OVER THE PHONE. WHAT I CAN
                 DO IS HAVE A NEW
                 PROXY PACKAGE MAILED TO YOU.
                 PLEASE REVIEW THE MATERIAL
                 WHEN YOU
                 RECEIVE IT AND VOTE YOUR
                 SHARES BY SIGNING, DATING
                 AND MAILING THE PROXY
                 CARD IN THE RETURN ENVELOPE
                 PROVIDED, TO ENSURE THAT
                 YOUR VOTE IS COUNTED
                 AT THE STOCKHOLDER MEETING
                 SCHEDULED FOR JUNE 14. THANK
                 YOU FOR YOUR
                 TIME THIS EVENING. (End call.)


FIDELITY ADVISOR KOREA FUND

LOG SHEET

                             Date__________________
                      DF King Rep_________________

Address Correction

Social Security No. (record from database; do not ask stockholder)________________

Stockholder Name______________________________________________________
Street Address _______________________________________________________
City_________________________ State_____________ Zip Code_____________

Materials to Be Sent
Proxy Card Only ________
Full Proxy Kit  __________

Comments
Notable Stockholder Response__________________________________________
______________________________________________________________________
______________________________________________________________________

Other Comments________________________________________________________
______________________________________________________________________
______________________________________________________________________

Was Stockholder Transferred
to Fidelity Representative?     Yes_______ No________

FIDELITY ADVISOR KOREA FUND

Script for Leaving a Message on an Answering Machine

HELLO, MR./MS. (STOCKHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU REGARDING THE FIDELITY ADVISOR KOREA FUND. I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE THE IMPORTANT PROPOSAL THAT AFFECTS THE FUND AND YOUR INVESTMENT IN IT.

AS A STOCKHOLDER OF THE FIDELITY ADVISOR KOREA FUND, YOU SHOULD HAVE RECEIVED PROXY MATERIALS IN THE MAIL. AT YOUR EARLIEST CONVENIENCE, PLEASE SIGN, DATE AND MAIL THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED TO YOU. IF YOU HAVE ANY QUESTIONS ABOUT THE PROPOSALS OR DID NOT RECEIVE ANY PROXY MATERIAL, PLEASE CALL FIDELITY AT 1-800-522-7297 BETWEEN THE HOURS OF 8:30AM-7PM EASTERN TIME MONDAY THROUGH FRIDAY. THANK YOU FOR YOUR TIME.